Registration Statement No. 33-33691

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 15

THE TRAVELERS INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

CONNECTICUT
(State or other jurisdiction of incorporation or organization)

I.R.S. Employer Identification Number: 06-0566090

P.O. Box 990026, Hartford, Connecticut 06199-0026 (860) 308-1000
(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Ernest J. Wright
The Travelers Insurance Company
P.O. Box 990026
Hartford, Connecticut 06199-0026
(860) 308-1000
(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

Approximate date of commencement of proposed sale to the public: The annuities covered by this registration statement are to be issued from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis Pursuant to Rule 415 under the Securities Act of 1933 check the following box. X

If the Registrant elects to deliver its latest Annual Report to security-holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1) of this Form, check the following box. ___

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Action registration statement number of the earlier effective registration statement for the same offering. ___

If this Form is a post-effective amendment filed pursuant to R ule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ___

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ___

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ___

PART I

INFORMATION REQUIRED IN PROSPECTUS

THE TRAVELERS INSURANCE COMPANY

Cross Reference Sheet Pursuant to Regulation S-K, Item 501(b)

Item No.	Form S-2 Caption	Heading in Prospectus
1.	Forepart of the Registration Statement and Outside Front Cover Page of Prospectus	Outside Front Cover Page of Registration Statement and Prospectus
2.	Inside Front and Outside Back Cover Pages of Prospectus	Inside Front Cover
3.	Summary Information, Risk Factors and Ratio of Earnings to Fixed Charges	Prospectus Summary; Inside Front Cover Page
4.	Use of Proceeds	Investments by the Company
5.	Determination of Offering Price	Not Applicable
6.	Dilution	Not Applicable
7.	Selling Security Holders	Not Applicable
8.	Plan of Distribution	Distribution of the Contracts and Certificates
9.	Description of Securities to be Registered	Description of the Contracts and Certificates
10.	Interests of Named Experts and Counsel	Not Applicable
11.	Information with Respect to the Registrant	Outside Front Cover Page; The Insurance Company; Incorporation of Certain Documents by Reference
12.	Incorporation of Certain Information by ReferenceDisclosure of Commission Position on	Incorporation of Certain Documents by Reference
13.	Indemnification for Securities Act Liabilities	Not Applicable

T-MARK

PROSPECTUS

T-Mark Contracts are group or individual modified guaranteed annuities ("Contracts") which provide a guaranteed fixed rate of return for your investment if you do not surrender your Contract before the Guarantee Period ends. Generally, if you do surrender your Contract before the Guarantee Period ends, your Contract Value paid to you will be subject to a market value adjustment and surrender charges.

This prospectus explains:

    the Contract (single Purchase Payment)
    the Travelers Insurance Company and Separate Account MGA
    the Guarantee Periods and Interest Rates
    Surrenders
    Surrender Charges
    Market Value Adjustment
    Death Benefit
    Annuity Payments
    other aspects of the Contract

The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, is the issuer of the Contracts; Travelers Distribution LLC, One Cityplace, Hartford, Connecticut 06103-3415, is the principal underwriter and distributor of the Contracts.

This prospectus is accompanied by a copy of the Company's latest annual report on Form 10- K for the period ended December 31, 2002, which contains additional information about the Company.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual funds, annuities and insurance products are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2003.

TABLE OF CONTENTS

Special Terms	Special Terms-1

Prospectus Summary	1

The Insurance Company	2

The Contracts	2

Application and Purchase Payment	2

Right to Cancel	2

Guarantee Periods	3

Establishment of Guaranteed Interest Rates	4

Surrenders	4

General	4

Surrender Charge	4

Market Value Adjustment	5

Waiver of Surrender Charge	5

Premium Taxes	6

Death Benefit	6

Annuity Period	6

Election of Annuity Commencement Date and Form of Annuity	6

Change of Annuity Commencement Date or Annuity Option	6

Annuity Options	6

Annuity Payment	7

Death of Annuitant After Annuity Commencement Date	7

Income Options	7

Investments by the Company	8

Amendment of the Contracts	8

Assignment of the Contracts	8

Distribution of the Contracts	8

Federal Tax Considerations	9

General	9

Section 403 (b) Plans and Arrangements	9

Qualified Pension and Profit-Sharing Plans	9

Individual Retirement Annuities	10

Roth IRAs	10

Section 457 Plans	11

Nonqualified Annuities	11

The Employee Retirement Income Security Act of 1974	12

Federal Income Tax Withholding	12

Tax Advice	13

Available Information	13

Incorporation of Certain Documents by Reference	13

Legal Opinion	14

Experts	14

Appendix A	A-1

Financial Statements

SPECIAL TERMS

In this Prospectus the following terms have the indicated meanings:

Account — An Account is the Cash Value or Cash Surrender Value credited to a Participant or Owner.

Accumulated Value — The Purchase Payment plus all interest earned, minus all surrenders, surrender charges and applicable premium tax previously deducted.

Annuitant — The person upon whose life the Contract is issued.

Annuity Commencement Date — The date on which annuity payments are to start. The date may be designated in the Contract or elected by the Owner.

Beneficiary — The person entitled to receive benefits under the Contract in case of the death of the Annuitant or the Owner, or joint Owner, as applicable.

Cash Surrender Value — The Cash Value less surrender charges and any applicable premium tax.

Cash Value — The Maturity Value of a Deposit on the Maturity Date or the Market Adjusted Value before the Maturity Date of that Deposit.

Certificate — Evidence of a participating interest under a Group Contract. Any reference in this Prospectus to Certificate includes the underlying Group Contract.

Company (we, us, our) — The Travelers Insurance Company.

Contract — For a group Contract, the certificate evidencing a participating interest in the group annuity Contract. Any reference in this Prospectus to Contract includes the underlying group annuity Contract. For an individual Contract, the individual annuity Contract.

Contract Date — The effective date of participation under the group annuity Contract as designated in the certificate, or the date of issue of an individual annuity Contract.

Contract Year — A continuous twelve-month period beginning on the Contract Date and each anniversary thereof.

Deposit — The premium payment applied to the Contract less premium taxes if applicable.

Guarantee Period — The period for which either an initial or subsequent Guaranteed Interest Rate is credited.

Guaranteed Interest Rate — The annual effective interest rate credited during the Guarantee Period.

Home Office — The principal executive offices of The Travelers Insurance Company located at One Cityplace, Hartford, Connecticut 06103-3415 (Attention: Annuity Services).

Market Value Adjustment — The Market Value Adjustment reflects the relationship, at the time of surrender, between the then-current Guaranteed Interest Rate for a Guarantee Period equal to the duration left in your Guarantee Period, and the Guaranteed Interest Rate that applies to your Contract.

Maturity Value — The accumulated value of a Purchase Payment at the Guaranteed Interest Rate at the end of the Guarantee Period selected, minus all surrenders, surrender charges and premium taxes previously deducted.

Owner (you, yours) — For an individual Contract, the person or entity to whom the individual Contract is issued. For a group Contract, the person or entity to whom the certificate under a group annuity Contract is issued.

Special Terms-1

PROSPECTUS SUMMARY

The Travelers Insurance Company (the "Company", "We", "Us"), an indirect wholly owned subsidiary of Citigroup Inc., is offering group and individual modified guaranteed annuity contracts to eligible individuals. If a group contract is purchased, we issue certificates to the individual participants. Where we refer to "you", we are referring to the individual contract owner or to the group participant, as applicable. For convenience, this prospectus refers to Contracts and Certificates as "Contracts". Modified Guaranteed Annuities offer a guaranteed fixed rate of return on your principal investment if you do not surrender your Contract before the Guarantee Period ends. If you do surrender your Contract before the end of the Guarantee Period, generally your Cash Value is subject to a Market Value Adjustment and Surrender Charge (if applicable).

You may select an initial Guarantee Period from those available from the Company. Currently, we offer Guarantee Periods up to ten years. Interest on the Purchase Payment is credited on a daily basis and so compounded in the Guaranteed Interest Rate. (See "Accumulation Period — Guarantee Periods" and "Establishment of Guaranteed Interest Rates".)

At the end of each Guarantee Period, a subsequent Guarantee Period of seven days will automatically begin unless you elect another duration within thirty days before the Guarantee Period ends.

You may surrender your Contract, but the Cash Value may be subject to a Surrender Charge and/or a Market Value Adjustment. A full or partial surrender made prior to the end of a Guarantee Period will be subject to a Market Value Adjustment. The surrender charge will be assessed as a percentage of the Purchase Payment withdrawn as follows:

Years Since Deposit Made	Surrender Charge
0-1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%

The surrender charges listed above apply to full or partial surrenders, regardless of the length of the Guarantee Period selected. The surrender charge will apply if a surrender occurs at the expiration date of the Guarantee Period for Deposits in the contract less than five years.

There is no Market Value Adjustment if you surrender at the end of a guarantee period. Any such surrender request must be in writing and received by us within 30 days before the Guarantee Period ends. You may request any interest that has been credited during the prior Contract Year. No surrender charge or Market Value Adjustment will be imposed on such interest payments; however, all applicable premium taxes will be deducted. Any such surrender may also be subject to federal and state taxes. (See Surrenders and Federal Tax Considerations.)

The Market Value Adjustment reflects the relationship between the current Guaranteed Interest Rate for the time left in the Guarantee Period at surrender and the Guaranteed Interest Rate that applies to your Contract. The Market Value Adjustment amount primarily depends on the interest rates the Company receives on its investments when the current Guaranteed Interest Rates are established. The Market Value Adjustment is sensitive, therefore, to changes in interest rates. It is possible that the amount you receive upon surrender may be less than your original Purchase Payment if interest rates increase. It is also possible that if interest rates decrease, the amount you receive upon surrender may be more than your original Purchase Payment plus accrued interest.

On the Annuity Commencement Date specified by you, the Company will make either a lump sum payment or start to pay a series of payments based on the annuity options you select. (See Annuity Period.)

If a Participant under a group contract or an annuitant under an individual Contract dies before the Annuity Commencement Date, we will pay a death benefit to the beneficiary. This death benefit equals (a) the greater of the Cash Value or the Accumulated Value of the Contract if death occurs before age 65 or (b) the Cash Value of the Contract if death occurs on or after age 65, less any applicable premium tax.

We will deduct any applicable premium taxes from the Cash Value either upon death, surrender, annuitization, or at the time the Purchase Payment is made to the Contract. (See Surrenders — Premium Taxes.)

THE INSURANCE COMPANY

The Travelers Insurance Company is a stock insurance company chartered in 1864 in the state of Connecticut and has been continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's home office is located at One Cityplace, Hartford, Connecticut 06103-3415.

THE CONTRACTS

Application and Purchase Payment

For the Company to issue a Contract to you, you must:

    Complete an application or an order to purchase
    Include your minimum Purchase Payment of at least $5,000 and
    Submit both to our Home Office for approval.

The Company may:

    Accept Purchase Payments up to $1 million within a 12 month period without prior approval
    Contact you or your agent if the application or order form is not properly completed
    Return your entire application or order form and Purchase Payment if not properly completed

Right to Cancel

You may return your Contract to us at our Home Office within 10 days of your original Purchase Payment in most states. Refer to your Contract for any state-specific information.

GUARANTEE PERIODS

You will select the duration of the Guarantee Period and corresponding Guaranteed Interest Rate. Your Purchase Payment will earn interest at the Guaranteed Interest Rate during the entire Guarantee Period. All interest earned will be credited daily; this compounding effect is reflected in the Guaranteed Interest Rate.

Example of Compounding at the Guaranteed Interest Rate

Beginning Account Value:	$50,000
Guarantee Period:	5 years
Guaranteed Interest Rate:	5.50% Annual Effective Rate

	End of Contract Year

	Year I	Year 2	Year 3	Year 4	Year 5

Beginning Account Value	$50,000.00
X (1 + Guaranteed Interest Rate)	1.055

	$52,750.00

Account Value at end of Contract Year 1		$52,750.00
X (I + Guaranteed Interest Rate)		1.055

		$55,651.25

Account Value at end of Contract Year 2			$55,651.25
X (I + Guaranteed Interest Rate)			1.055

			$58,712.07

Account Value at end of Contract Year 3				$58,712.07
X (1 + Guaranteed Interest Rate)				1.055

				$61,941.23

Account Value at end of Contract Year 4					$61,941.23
X (1 + Guaranteed Interest Rate)					1.055

					$65,348.00

Account Value at end of Guarantee Period (i.e. Maturity Value)					$65,348.00

Total Interest Credited in Guarantee Period — $65,348.00 - 50,000.00 = $15,348.00
Account Value at end of Guarantee Period — $50,000.00 + 15,348.00 = $65,348.00

The above example assumes no surrenders, deductions for premium taxes, or pre- authorized payment of interest during the entire five-year period. A market value adjustment or surrender charge may apply to any such interim surrender (See "Surrenders" below). The hypothetical guaranteed interest rates are illustrative only and are not intended to predict future guaranteed interest rates to be declared under the contract. Actual guaranteed interest rates declared for any given time may be more or less than those shown.

We will notify you about subsequent Guarantee Periods near the end of your current Guarantee Period. At the end of a Guarantee Period:

    You may elect a subsequent Guarantee Period by telephone or in writing
    Your Account Value will be transferred to the new Guarantee Period at the Guaranteed Interest Rate offered at that time
    If you do not make any election, we will automatically transfer the Account Values into a 7 day Guarantee Period, which you may transfer out of into a new Guarantee Period with no transfer, surrender or Market Value Adjustment charge

In no event may subsequent Guarantee Periods extend beyond the Annuity Commencement Date then in effect.

ESTABLISHMENT OF GUARANTEED INTEREST RATES

When you purchase your Contract, you will know the Guaranteed Interest Rate for the Guarantee Period you choose. We will send you a confirmation showing the amount of your Purchase Payment and the applicable Guaranteed Interest Rate. After the end of each calendar year, we will send you a statement that will show:

    your Account Value as of the end of the preceding year
    all transactions regarding your Contract during the year
    your Account Value at the end of the current year
    the Guaranteed Interest Rate being credited to your Contract

The Company has no specific formula for determining Guaranteed Interest Rates in the future. The Guaranteed Interest Rates will be declared from time to time as market conditions dictate. (See Investments by the Company.) In addition, the Company may also consider various other factors in determining Guaranteed Interest Rates for a given period, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors.

The Company will make the final determination as to guaranteed interest rates to be declared. We cannot predict nor can we guarantee future guaranteed interest rates.

SURRENDERS

General

You may make a full or partial surrender at any time, subject to certain tax law and retirement plan restrictions, and surrender charges described below. In the case of all surrenders, the Cash Value and Maturity Value will be reduced.

Upon request, we will inform you of the amount payable upon a full or partial surrender. Any full, partial or special surrender may be subject to tax. (See Federal Tax Considerations.)

Participants in Section 403 (b) tax-deferred annuity plans may not make surrenders from certain amounts before the earliest of age 59½, separation from service, death, disability or hardship. (See Federal Tax Considerations — Section 403/ (b) Plans and Arrangements.)

Surrender Charge

There are no front-end sales charges. A surrender charge may be assessed on surrenders made before the end of the fifth year since your Purchase Payment was made. The surrender charge is computed as a percentage of the Cash Value being surrendered.

Years Since Deposit was Made	Charge as a Percentage of Cash Value
I or less	7%
2	6%
3	5%
4	4%
5	3%
Thereafter	0%

The surrender charges listed above will apply to full or partial surrenders, regardless of the length of the Guarantee Period selected. For example, assume a Guarantee Period of four years. In this case, any surrenders made during the fourth year, even on the Maturity Date, will be subject to a 4% Surrender Charge.

Market Value Adjustment

The amount payable on a full or partial surrender made before the end of any Guarantee Period may be adjusted up or down by the Market Value Adjustment.

The Market Value Adjustment is the relationship between the then-current Guaranteed Interest Rate for a Guarantee Period equal to the time left in your Guarantee Period, and the Guaranteed Interest Rate that applies to your Contract.

Generally, if your Guaranteed Interest Rate is lower than the applicable current Guaranteed Interest Rate, then the Market Value Adjustment will result in a lower payment upon surrender. Conversely, if your Guaranteed Interest Rate is higher than the applicable current Guaranteed Interest Rate, the Market Value Adjustment will result in a higher payment upon surrender.

The Market Value Adjustment amount primarily depends on the level of interest rates on the Company's investments when the current Guaranteed Interest Rates are established. The Market Adjusted Value is sensitive, therefore, to changes in current interest rates. it is possible that the amount you receive upon surrender would be less than the original Purchase Payment if interest rates increase. It is also possible that if interest rates decrease, the amount you receive upon surrender may be more than the original Purchase Payment plus accrued interest.

Appendix A shows the formula for calculating the Market Value Adjustment as well as an additional illustration of the application of the Market Value Adjustment.

Waiver of Surrender Charge

The surrender charge may be waived if:

    an annuity payout is begun
    a level Income Option of at least three years' duration is begun after the first Certificate Year or Contract Year, as applicable the Participant of a Group Contract, or Annuitant of an Individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Certificate or Contract the Participant of a Group Contract, or Annuitant of an Individual Contract dies the Participant of a Group Contract, or Annuitant of an Individual Contract under a tax deferred annuity plan (403(b) plan) retires after age 55, provided the Certificate or Contract has been in effect five years or more and the proceeds are paid by check made payable to the owner of the Group Contract the Participant of a Group Contract, or Annuitant of an Individual Contract under an IRA plan reaches age 70½, -provided the Certificate or Contract, as applicable, has been in effect five years or more the Participant of a Group Contract, or Annuitant of an Individual Contract under a qualified pension or profit-sharing plan, including a 401 (k) plan, retires at or after age 59½, provided the Certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test; (for Participants or Annuitants under contracts issued before May 1, 1992, the surrender charge will also be waived if he or she retires at normal retirement age (as defined by the plan), provided the Certificate or Contract has been in effect one year or more) or the Participant of a Group Contract, or Annuitant of an Individual Contract under a Section 457 deferred compensation plan retires and the Certificate or Contract has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the plan administrator under applicable IRS rules

In addition, for individuals under a 403(b) annuity, a pension or profit-sharing plan, or a Section 457 deferred compensation plan, there is a 10% free withdrawal allowance for partial surrenders prior to the Annuity Commencement Date. An individual under an IRA plan who is over age 59½ has a 20% free withdrawal allowance. This means that, each Certificate or Contract Year after the first such year, for the first partial surrender made in that year, 10% (20% for IRA plans) of his or her Cash Value may be withdrawn without a surrender charge. All Cash Values withdrawn will reflect any applicable Market Value Adjustment. Full surrenders are not eligible for the free withdrawal allowance. Failure to use all or part of the free withdrawal allowance in any Certificate or Contract Year forfeits the balance of the allowance for that year. For 403 (b) plan participants, partial and full surrenders may be subject to restrictions. (See "Section 403(b) Plans and Arrangements.")

Premium Taxes

Certain state and local governments impose premium taxes. These taxes currently range from 0% to 5.0%, depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Cash Value either upon death, surrender, annuitization, or at the time the Purchase Payment is made to the Contract, but no earlier than when the Company has a tax liability under state law.

DEATH BENEFIT

If a Participant under a group Contract, or an Annuitant under an individual Contract dies before his or her Annuity Commencement Date, the Death Benefit payable to the Beneficiary will equal (a) the greater of the Cash Value or the Accumulated Value of the Contract, if death occurs before age 65; or (b) the Cash Value of the Contract, if death occurs on or after age 65 less any applicable premium tax.

ANNUITY PERIOD

Election of Annuity Commencement Date and Form of Annuity

You can select an Annuity Commencement Date at the time you apply for a Contract. If no date is elected, for nonqualified Contracts, the automatic default age is 75 (or ten years after the date of purchase, if later). For qualified Contracts, the automatic default age is 70. Within 30 days before your Annuity Commencement Date, you may elect to have all or a portion of your Cash Surrender Value paid in a lump sum on your Annuity Commencement Date. Or, at least 30 days before the Annuity Commencement Date, you may elect to have your Cash Value or a portion thereof (less applicable premium taxes, if any) distributed under any of the Annuity Options described below.

If no option is elected and you do not have a spouse on the Annuity Commencement Date, the Cash Value will be applied on the Annuity Commencement Date under the Second Option to provide a life annuity with 120 monthly payments certain. If you do have a spouse, the Cash Value will be applied to Option 4, to provide a joint and Last Survivor Life Annuity.

Change of Annuity Commencement Date or Annuity Option

You may change the Annuity Commencement Date at any time as long as such change is made in writing and is received by us at least 30 days prior to the scheduled Annuity Commencement Date. Once an Annuity Option has begun, it may not be changed.

Annuity Options

Any one of the following Annuity Options may be elected. Annuity payments may be available on a monthly, quarterly, semiannual or annual basis. The minimum amount that may be applied to Annuity Options is $5,000 unless we consent to a smaller amount.

Option 1 — Life Annuity — No Refund: The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity With 120,180 Or 240 Monthly Payments Assured: The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Cash Refund Life Annuity: The Company will make monthly annuity payments during the lifetime of the Annuitant. Upon the death of the Annuitant, the Beneficiary will receive a payment equal to the Cash Value applied to this option on the Annuity Commencement Date minus the dollar amount of annuity payments already paid.

Option 4 — Joint And Last Survivor Life Annuity — No Refund: The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 5 — Other Annuity Options: An annuity payable as is mutually agreed on by the Company and the Annuitant or Owner, as provided in the Plan, if any.

The Tables in the Contract reflect guaranteed dollar amounts of monthly payments for each $1,000 applied under the first five Annuity Options listed above. Under Option 1, 2 or 3, the amount of each payment will depend upon the age (and, for nonqualified Contracts, sex) of the Annuitant at the time the first payment is due. Under Option 4, the amount of each payment will depend upon the payees' ages at the time the first payment is due (and, for nonqualified Contracts, the sex of both payees).

The Tables for Options 1, 2, 3 and 4 are based on the Progressive Annuitant Table (assuming births in the year 1900) with age set back two years and a net investment rate of 3.5% per annum. If mortality appears more favorable and interest rates so justify, at our discretion, we may apply other tables that will result in higher payments for each $1,000 applied under one or more of the first four Annuity Options.

Annuity Payment

The first payment under any Annuity Option will be made on the first day of the month following the Annuity Commencement Date. Subsequent payments will be made in accordance with the manner of payment selected and are based on the first payment date.

The option elected must result in a payment at least equal to the minimum payment amount according to Company rules then in effect. If at any time payments are less than the minimum payment amount, the Company has the right to change the frequency to an interval resulting in a payment at least equal to the minimum. If any amount due is less than the minimum per year, the Company may make other arrangements that are equitable to the Annuitant.

Once annuity payments have begun, no surrender of the annuity benefit can be made for the purpose of receiving a lump-sum settlement.

Death of Annuitant After Annuity Commencement Date

If the Annuitant dies after the Annuity Commencement Date, any amount payable as a death benefit will be distributed at least as rapidly as under the method of distribution in effect.

Income Options

Instead of one of the Annuity Options described above, and subject to the conditions described under Election of Options, all or part of the Cash Surrender Value of the Contract may be paid under one or more of the following Income Options, provided that they are consistent with federal tax law qualification requirements. Payments under the Income Options may be elected on a monthly, quarterly, semiannual or annual basis:

Option I — Payments of a Fixed Amount. The Company will make equal payments of the amount elected until the Cash Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period. The Company will make payments for the period selected. The payment will be based on a minimum net investment rate of 3.5% per annum.

Option 3 — Other Income Options. The Company will make any other arrangements for Income Payments as may be mutually agreed upon.

The amount applied to effect an Income Option will be the Cash Value as of the date Income Payments commence, less any applicable premium taxes not previously deducted and any applicable surrender charge. The Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Thus, the Annuitant may outlive the payment period.

INVESTMENTS BY THE COMPANY

We must invest our assets according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. Purchase Payments made to the Contracts are invested in Separate Account MGA, a non-unitized separate account and are not chargeable with liabilities arising out of any other business that the Company may conduct. Owners do not share in the investment performance of assets allocated to Separate Account MGA. The obligations under the Contract are independent of the investment performance of Separate Account MGA and are the obligations of the Company.

In establishing Guaranteed Interest Rates, the Company will consider the yields on fixed income securities that are part of the Company's current investment strategy for the Contracts at the time that the Guaranteed Interest Rates are established. (See Establishment of Guaranteed Interest Rates.) The current investment strategy for the Contracts is to invest in fixed income securities, including public bonds, privately placed bonds, and mortgages, some of which may be zero coupon securities. While this generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal and state laws.

AMENDMENT OF THE CONTRACTS

We reserve the right to amend the Contracts to comply with applicable federal or state laws or regulations. We will notify you in writing of any such amendments.

ASSIGNMENT OF THE CONTRACTS

Our rights as evidenced by a Contract may be assigned as permitted by applicable law. An assignment will not be binding upon us until we receive notice from you in writing. Ownership of Contracts issued in connection with Section 401 (a), 401 (k), 403 (c), 403 (b), 408, 414 (d) or 457 plans may not generally be assigned. We assume no responsibility for the validity or effect of any assignment. You should consult your tax adviser regarding the tax consequences of an assignment.

DISTRIBUTION OF THE CONTRACTS

Travelers Distribution LLC ("TDLLC"), as affiliated Company, is the principal underwriter of the Contracts. TDLLC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc.

The principal underwriter enters into selling agreements with certain broker-dealers registered under the 1934 Act. Under the selling agreements such broker-dealers may offer Contracts to persons who have established an account with the broker-dealer. In addition, the Company may offer certificates to members of certain other eligible groups. The Company will pay a maximum commission of 7% of the Purchase Payment for the sale of a Contract.

From time to time, the Company may offer customers of certain broker-dealers special Guaranteed Interest Rates and negotiated commissions. In addition, the Company may offer Contracts to members of certain other eligible groups through trusts or otherwise.

FEDERAL TAX CONSIDERATIONS

General

The Company is taxed as a life insurance company under Subchapter L of the Code. Generally, amounts credited to a contract are not taxable until received by the Contract Owner, participant or beneficiary, either in the form of annuity payments or other distributions. Tax consequences and limits are described further below for each annuity program.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners:

While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax adviser regarding this issue.

Section 403 (b) Plans and Arrangements

Purchase Payments for a tax deferred annuity contract (including salary reduction contributions) may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501 (c) (3) of the Code. Within statutory limits, such payments are not currently includable in the gross income of the participants. Increases in the value of the Contract attributable to these Purchase Payments are similarly not subject to current taxation. Instead, both the contributions to the tax sheltered annuity and the income in the Contract are taxable as ordinary income when distributed.

An additional tax of 10% will apply to any taxable distribution received by the participant before the age of 59½, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions which may apply in certain situations.

Amounts attributable to salary reductions made to a tax sheltered annuity and income thereon may not be withdrawn prior to attaining the age of 59½, separation from service, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which the participant attains the age of 70½ or the calendar year in which the Participant retires. Certain other mandatory distribution rules apply at the death of the participant.

To the extent an eligible rollover distribution is not directly rolled over to another 403(b) contract, an IRA or eligible qualified contract, 20% of the taxable amount must be withheld. In addition, current tax may be avoided on eligible rollover distributions which were not directly transferred to a qualified retirement program if the participant makes a rollover to a qualified retirement plan or IRA within 60 days of the distribution.

Certain distributions, including most partial or full redemptions or “term-for-years” distributions of less than 10 years, are eligible for direct rollover to another 403 (b) contract, certain qualified plans or to an Individual Retirement Arrangement (IRA) without federal income tax withholding.

Qualified Pension and Profit-Sharing Plans

Like most other contributions made under a qualified pension or profit-sharing trust described in Section 401 (a) of the Code and exempt from tax under Section 501 (a) of the Code, a Purchase Payment made by an employer (including salary reduction contributions) is not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions in the form of annuity payments are taxable to the participant or beneficiary as ordinary income in the year of receipt, except that any distribution that is considered the participant’s “investment in the contract” is treated as a return of capital and is not taxable. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

If a distribution that is eligible for rollover is not directly rolled over to another qualified retirement plan or IRA, 20% of the taxable amount must be withheld. In addition, current tax may be avoided on eligible rollover distributions that were not directly transferred to a qualified retirement program if the participant makes a rollover contribution to a qualified retirement plan or IRA within 60 days of the distribution.

Distributions must begin by April Ist of the calendar year following the later of the calendar year in which you attain age 70½ or the calendar year in which you retire, except that if you are a 5% owner as defined in Code Section 416(i) (1) (B), distributions must begin by April Ist of the calendar year following the calendar year in which you attain age 70½. Certain other mandatory distribution rules apply on the death of the participant.

An additional tax of 10% will apply to any taxable distribution received by the participant before the age of 59½, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions which may apply in certain situations.

Individual Retirement Annuities

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. (Note: The minimum Purchase Payment allowed for this Contract is $5,000.) There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse based on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annual into IRAs for both spouses in the maximum amount of 100% of earned income up to a co mbined limit of based on the individual limits outlined above.

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59½ except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70½. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of $40,000 for each participant.

Roth IRAs

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of “traditional” IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59½, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

Section 457 Plans

Section 457 of the Code allows employees and independent contractors of state and local governments and tax-exempt organizations to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals.

The Owner of contracts issued under Section 457 plans by non-governmental employers is the employer or a contractor of the participant and amounts may not be made available to participants (or beneficiaries) until separation from service, retirement or death or an unforeseeable emergency as determined by Treasury Regulations. The proceeds of annuity contracts purchased by Section 457 plans are subject to the claims of general creditors of the employer or contractor. A different rule applies with respect to Section 457 plans that are established by governmental employers. The contract must be for the exclusive benefit of the plan participants (and their beneficiaries), and the governmental employer (and their creditors) must have no claim on the contract.

Distributions must begin by April 1st of the calendar year following the later of the calendar year in which the participant attains the age of 70½ or the calendar year in which the participant retires. Certain other mandatory distribution rules apply upon the death of the participant.

All distributions from plans that meet the requirements of Section 457 of the Code are taxable as ordinary income in the year paid or made available to the participant or beneficiary.

Nonqualified Annuities

Individuals may purchase tax-deferred annuities without any limits. The Purchase Payment receives no tax benefit, deduction or deferral, but taxes on the increases in the value of the Contract are generally deferred until distribution. Generally, if an annuity is owned other than by an individual, the owner will be taxed each year on the increase in the value of the Contract. An exception applies for Purchase Payments made before March 1, 1986. In addition, for Contracts issued after April 22, 1987, all deferred increases in value will be includable annually in the income of an Owner when that Owner transfers the Contract without adequate considerations.

The federal tax law requires nonqualified annuity contracts issued on or after January 19, 1985 to meet minimum mandatory distribution requirements upon the death of the Contract Owner. Failure to meet these requirements will cause the succeeding Contract Owner or beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends upon whether an Annuity Option is elected or whether the succeeding Owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules.

If two or more nonqualified annuity contracts are purchased from the same insurer within the same calendar year, such annuity contracts will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before annuitization of a contract will generally be taxed on an income-first basis to the extent of income in the Contract. Certain pre-August 14, 1982 deposits into a nonqualified annuity contract that have been placed in the Contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the Contract generally to the extent the Cash Value exceeds the investment in the Contract. The investment in the Contract is equal to the amount of premiums paid less any amount received previously that was excludable from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash withdrawal under the tax law.

With certain exceptions, the law will impose an additional tax if a Contract Owner makes a withdrawal of any amount under the Contract that is allocable to an investment made after August 13, 1982. The amount of the additional tax will be 10% of the amount includable in income by the Contract Owner because of the withdrawal. The additional tax will not be imposed if the amount is received on or after the Contract Owner reaches the age of 59½, of if the amount is one of a series of substantially equal periodic payments made for life or life expectancy of the taxpayer. The additional tax will not be imposed if the withdrawal or partial surrender follows the death or disability of the Contract Owner.

The Employee Retirement Income Security Act of 1974

Under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, certain special provisions may apply to the Contract if the Owner of a Section 403 (b) plan Contract or the owner of a contract issued to certain qualified plans requests that the Contract be issued to conform to ERISA or if the Company has notice that the Contract was issued pursuant to a plan subject to ERISA.

ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the Contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a beneficiary other than the participant’s spouse be deemed invalid unless the participant has filed a Qualified Election.

A Qualified Election must include either the written consent of the Participant’s spouse, notarized or witnessed by an authorized plan representative, or the participant’s certification that there is no spouse or that the spouse cannot be located.

The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law. Because these requirements differ according to the plan, a person contemplating the purchase of an annuity Contract should consider the provisions of the plan.

Federal Income Tax Withholding

The portion of a distribution that is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1.	Eligible Rollover Distribution From Section 403(b) Plans or Arrangements, From Qualified Pension and Profit-Sharing Plans, or from 457 Plans Sponsored by Governmental Entities

    There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

(a)	a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

(b)	a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

(c)	a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70½ or as otherwise required by law.

    A distribution including a rollover that is not a direct rollover will require the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.	Other Non-Periodic Distributions (full or partial redemptions)

    To the extent not subject to the 20% mandatory 20% withholding as described in (1) above, the portion of a nonperiodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election to opt out of withholding is not provided, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3.	Periodic Distributions (distributions payable over a period greater than one year)

    The portion of a periodic distribution that constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2003, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,600 or less per year, will generally be exempt from the withholding requirements.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

Tax Advice

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and/or an Owner, participant or beneficiary who may make elections under a contract should consult with a qualified tax or legal adviser prior to such purchase or the making of an election. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.

AVAILABLE INFORMATION

The Company files reports and other information with the Securities and Exchange Commission ("Commission"), as required by law. You may read and copy this information and other information at the following locations:

    public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C.
    the Commission's Regional Offices located at 233 Broadway, New York, New York 10279, the Commission's Regional Offices located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

Under the Securities Act of 1933, the Company has filed with the Commission a registration statement (the "Registration Statement") relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits, and reference is hereby made to such Registration Statement and exhibits for further information relating to the Company and the Contracts. The Registration Statement and the exhibits may be inspected and copied as described above. Although the Company does furnish the Annual Report on Form 10-K for the year ended December 31, 2002 to owners of contracts or certificates, the Company does not plan to furnish subsequent annual reports containing financial information to the owners of contracts or certificates described in this Prospectus.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's latest Annual Report on Form 10-K has been filed with the Commission. It is incorporated by reference into this Prospectus and a copy must accompany this Prospectus.

The Form 10-K for the fiscal year ended December 31, 2002 contains additional information about the Company, including audited financial statements for the Company's latest fiscal year. It was filed on March 21, 2003 via Edgar; File No. 33-33691.

If requested, the Company will furnish, without charge, a copy of any and all of the documents incorporated by reference, other than exhibits to those documents (unless such exhibits are specifically incorporated by reference in those documents). You may direct your requests to The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, Attention: Annuity Services. The telephone number is (800) 842-9368. You may also obtain copies of any documents, incorporated by reference into this prospectus by accessing the SEC's website (http://www.sec.gov).

LEGAL OPINION

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Contracts described in this Prospectus and the organization of the Company, its authority to issue such Contracts under Connecticut law and the validity of the forms of the Contracts under Connecticut law have been passed on by the General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent accountants, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002 financial statements and schedules refer to changes in the Company’s methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

APPENDIX A

Market Value Adjustment

Payment on a partial or full surrender may be adjusted up or down by the application of the Market Value Adjustment. The Market Value Adjustment formula is:

Market Adjusted Value = (Maturity Value) X	[	1 1 + iC+ .005	]	t/365

  where ‘‘iC‘‘ is the current Guaranteed Interest Rate for a Guarantee Period of ‘‘t‘‘ days and ‘‘t’‘ is the number of days remaining in the Guarantee Period adjusting for leap years.

The current Guaranteed Interest Rate is declared periodically by the Company and is the rate (straight line interpolation between whole years) which the Company is then paying on premiums paid under this class of Contracts with the same maturity date as the Purchase Payment to which the formula is being applied.

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:	$50,000.00
Guarantee Period:	5 Years
Guaranteed Interest Rate:	5.50% Effective Annual Rate

The following examples illustrate how the Market Value Adjustment may affect the values of your Contract. In these examples, the surrender occurs one year after a Purchase Payment of $50,000 was made to the Contract. The Maturity Value of this Purchase Payment would be $65,348.00 at the end of the five-year Guarantee Period. However, after one year, when the surrenders occur in these examples, the Account Value (i.e., the Purchase Payment plus accumulated interest) would be $52,750.

The Market Value Adjustment is the rate the Company is crediting at the time of surrender on new Purchase Payments of the same term-to-maturity as the time remaining in your Guarantee Period. One year after the Purchase Payment was made, you would have four years remaining in the five-year Guarantee Period.

Example of a Negative Market Value Adjustment

A negative Market Value Adjustment results from a surrender that occurs when interest rates have increased since the date the Purchase Payment was made. Assume interest rates have increased one year after the Purchase Payment and the Company is crediting 7% for a four-year Guarantee Period.

If you surrender the full Account Value, the Market Adjusted Value would be:

$48,932.62 = $65,348.00 X	[	1 1 +.07 +.005	]	4

The Market Value Adjustment is a reduction of $3,817.38 from the Account Value:

$48,932.62 = $52,750.00 - $3,817.38

If instead of a full surrender, 50% of the Account Value was surrendered, the Market Adjusted Value of the surrendered portion would be 50% of the full surrender:

A-1

$24,466.31 = $32,674.00 X	[	1 1 + .07 + .005	]	4

The Maturity Value after the partial surrender would be 50% of the Maturity Value prior to surrender, or $32,647.00.

Example of a Positive Market Value Adjustment

A positive Market Value Adjustment results from a surrender that occurs when interest rates have decreased since the date a Purchase Payment was made. Assume interest rates have decreased one year later and the Company is then crediting 3.5% for a four-year Guarantee Period.

If you surrender the full Account Value, the Market Adjusted Value would be:

$55,859.74 =$65,348.00 X	[	1 1 + .035 + .005	]	4

The Market Value Adjustment is an increase of $3,109.74 over Account Value:

$55,859.74 = $52,750.00 + $3,109.74

If instead of a full surrender, 50% of the Account Value were surrendered, the Market Adjusted Value of the surrendered portion would be 50% of the full surrender:

$27,929.87 =$32,674.00 X	[	1 1 + .035 + .005	]	4

The Maturity Value after the partial surrender would be 50% of the Maturity Value prior to the surrender, or $32,674.00.

These examples illustrate what may happen when interest rates increase or decrease from the beginning of a Guarantee Period. A particular Market Value Adjustment may have a greater or lesser impact than that shown in these examples, depending on how much interest rates have changed since the beginning of a Guarantee Period and the amount of time remaining to maturity. In addition, a surrender charge may be assessed on surrenders made before the Purchase Payment has been under the Contract for five years.

A-2

T-Mark

MODIFIED GUARANTEED ANNUITY CONTRACTS

Issued By

The Travelers Insurance Company
One Cityplace
Hartford, Connecticut 06103-3415

L-11167

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

Registration Fees: $50,000 for 200,000,000 in interests of Modified Guaranteed Annuity Contracts

Estimate of Printing Costs: $9,000.00

Cost of Independent Auditors: $4,000.00

Item 15.	Indemnification of Directors and Officers

Sections 33-770 et seq inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(a)	Exhibits

Exhibit Number	Description

1.	Distribution and Principal Underwriting Agreement. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form S-2, File No. 333-51804 filed December 14, 2000.)

2.	Agreement and Plan of Merger dated June 25, 1995, by and among United HealthCare Corporation, Montana Acquisition, Inc., The MetraHealth Companies, Inc. and Certain Other Persons. (Incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 1 on Form S-2, File No. 33-58677, filed on July 11, 1995.)

3(i).	Articles of Incorporation. Not applicable

3(ii)	By Laws. Not applicable.

4.	Instruments Defining the Rights of Security Holders. (Incorporated herein by reference to Exhibit 4. to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 filed April 17, 1996.)

5.	Opinion Re: Legality, Including Consent. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 10 to the Registration Statement on Form S-2 filed April 9, 1998.)

8.	None.

9.	None.

10	None.

11.	None.

12.	None.

13.	None.

15.	None.

16.	None.

23(a).	Consent of KPMG LLP, Independent Auditors. Filed herewith.

23(b).	Consent of Counsel (see Exhibit 5).

24.(a)	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit No. 24(c) to Post-Effective Amendment No. 9 to the Registration Statement on Form S-2, filed April 11, 1997.)

24.(b)	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for J. Eric Daniels, George C. Kokulis, Katherine M. Sullivan and Glenn Lammey. (Incorporated herein by reference to Exhibit 24(d) to Post-Effective Amendment No. 12 to the Registration Statement on Form S-2 filed March 31, 2000.)

24.(c)	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn Lammey, Marla Berman Lewitus and William R. Hogan. (incorporated herein by reference to Exhibit 24 to Post-Effective Amendment No. 13 to the Registration Statement filed March 30, 2001.)

24.(d)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen L. Preston. Filed herewith.

25.	None.

26.	None.

27.	None.

Item 17.	Undertakings

The undersigned registrant hereby undertakes as follows, pursuant to Item 512 of Regulation S-K:

1.	To file, during any period in which offers or sales of the registered securities are being made, a post-effective amendment to this registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

ii.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price set represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement, and

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2.	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned registrant hereby undertakes as follows, pursuant to Item 512(h) of Regulation S-K:

(h)	Request for Acceleration of Effective Date:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification b y it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this Post-Effective Amendment No.15 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on March 27, 2003.

THE TRAVELERS INSURANCE COMPANY
(Registrant)

By:	*Glenn D. Lammey Glenn D. Lammey, Chief Financial Officer, Chief Account Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities indicated on March 27, 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

*By:    /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description	Method of Filing
23(a)	Consent of KPMG, LLP, Independent Auditors	Electronically

24(d)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen L. Preston. Filed herewith.